SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              February 2, 2000
                     (Date of earliest event reported)

                            CLASSIC CABLE, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware             333-86541              74-2750981
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                        CLASSIC CABLE HOLDING, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-04             74-2807609
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                            PONCA HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-05             76-0337883
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                          CLASSIC TELEPHONE, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-06             75-2590205
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                       UNIVERSAL CABLE HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-01             75-2077867
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                    UNIVERSAL CABLE COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-07             84-0913858
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                  UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-08             75-2243788
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                       UNIVERSAL CABLE MIDWEST, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-03             75-2205815
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                         WT ACQUISITION CORPORATION
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-09             74-2644608
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                         W.K. COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


        Kansas            333-86541-02             48-1037491
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                        TELEVISION ENTERPRISES, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-10             74-1532349
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                      BLACK CREEK COMMUNICATIONS, L.P.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-11             74-2881867
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                       BLACK CREEK MANAGEMENT, L.L.C.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware           333-86541-12             74-2881870
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                             BUFORD GROUP, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-13             75-1988843
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                      FRIENDSHIP CABLE OF TEXAS, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-17             75-2237583
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                          BUFORD TELEVISION, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-14             75-1020533
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                        CORRECTIONAL CABLE TV, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-15             75-2443515
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                              CALLCOM 24, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-16             75-2774129
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                    BUFORD TELEVISION INC. OF FORT SMITH
           (Exact Name of Registrant as Specified in its Charter)


       Arkansas           333-86541-18             71-0441918
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




                     FRIENDSHIP CABLE OF ARKANSAS, INC.
           (Exact Name of Registrant as Specified in its Charter)


         Texas            333-86541-19             71-0634055
    (State or Other        (Commission            (IRS Employer
    Jurisdiction of       File Number)           Identification
    Incorporation)                                   Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
             (Address of Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)



Item 5.     Other Events

OFFERING OF $175 MILLION IN SENIOR SUBORDINATED NOTES

            On February 2, 2000, Classic Communications, Inc., the parent of Classic Cable, Inc. (the "Company") issued a press release announcing that the Company commenced a private offering to qualified institutional buyers of $175 million in Senior Subordinated Notes due 2010. The terms of the offering have not been finalized. The securities being offered in the private offering will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The Company intends to use the proceeds of the offering to fund a portion of the acquisition of Star Cable Associates, currently expected to close before the end of February 2000, and to repay a portion of indebtedness under its senior credit facility.

A copy of the press release is attached as Exhibit 99 to this Form 8-K.


Item 7.     Exhibits

            99.   Press Release, dated February 2, 2000.



                              SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLASSIC CABLE, INC.


Dated: February 8, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller



                                    CLASSIC CABLE HOLDING, INC.


Dated: February 8, 2000             By:   /s/ J. Merritt Belisle
                                          ----------------------
                                    Name: J. Merritt Belisle
                                    Title:Chairman and Chief Executive
                                    Officer


                                    PONCA HOLDINGS, INC.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief
                                           Executive Officer


                                    CLASSIC TELEPHONE, INC.


Dated: February 8, 2000             By:   /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name: J. Merritt Belisle
                                    Title:Chairman and Chief Executive
                                    Officer


                                    UNIVERSAL CABLE HOLDINGS, INC.


Dated: February 8, 2000             By:   /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name: J. Merritt Belisle
                                    Title:Chairman and Chief Executive
                                    Officer


                                    UNIVERSAL CABLE COMMUNICATIONS, INC.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                           Officer


                                    UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                             Officer


                                    UNIVERSAL CABLE MIDWEST, INC.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                           Officer


                                    WT ACQUISITION CORPORATION


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                             Officer


                                    W.K. COMMUNICATIONS, INC.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                            Officer


                                    TELEVISION ENTERPRISES, INC.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                            Officer


                                    BLACK CREEK COMMUNICATIONS, L.P.


Dated: February 8, 2000             By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                    Name:  J. Merritt Belisle
                                    Title: Chairman and Chief Executive
                                             Officer


                                   BLACK CREEK MANAGEMENT, L.L.C.


Dated: February 8, 2000            By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                   Name:  J. Merritt Belisle
                                   Title: Chairman and Chief Executive
                                           Officer


                                   BUFORD GROUP, INC.


Dated: February 8, 2000            By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                   Name:  J. Merritt Belisle
                                   Title: Chairman and Chief Executive
                                            Officer


                                  FRIENDSHIP CABLE OF TEXAS, INC.


Dated: February 8, 2000           By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                  Name:  J. Merritt Belisle
                                  Title: Chairman and Chief Executive
                                          Officer


                                  BUFORD TELEVISION, INC.


Dated: February 8, 2000           By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                  Name:  J. Merritt Belisle
                                  Title: Chairman and Chief Executive
                                           Officer


                                  CORRECTIONAL CABLE TV, INC.


Dated: February 8, 2000           By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                  Name:  J. Merritt Belisle
                                  Title: Chairman and Chief Executive
                                           Officer


                                 CALLCOM 24, INC.


Dated: February 8, 2000          By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                 Name:  J. Merritt Belisle
                                 Title: Chairman and Chief Executive
                                          Officer


                                 BUFORD TELEVISION INC. OF FORT SMITH


Dated: February 8, 2000          By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                 Name:  J. Merritt Belisle
                                 Title: Chairman and Chief Executive
                                          Officer


                                FRIENDSHIP CABLE OF ARKANSAS, INC.


Dated: February 8, 2000         By:  /s/ J. Merritt Belisle
                                       ----------------------------
                                Name:  J. Merritt Belisle
                                Title: Chairman and Chief Executive
                                        Officer



                               EXHIBIT INDEX

 Exhibit
 Number                        Description
 -------                       -----------
 99.                           Press Release, dated February 2, 2000.